                                                                      Exhibit 32



                         A.C. MOORE ARTS & CRAFTS, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ( Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of A. C. Moore Arts & Craft, Inc. (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2004 (the "Report") that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of
1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ John E. Parker
                                            -------------------------------
Date:  November 8, 2004                     John E. Parker
                                            Chief Executive Officer


                                            /s/ Leslie H. Gordon
                                            -------------------------------
Date: November 8, 2004                      Leslie H. Gordon
                                            Chief Financial Officer


         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.